AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

This Amendment (this “Amendment”), effective March 9, 2016, is made to the Administrative Services Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Life & Annuity Insurance Company (“GWL&A”).

WHEREAS, Great-West Funds and GWL&A are parties to an Administrative Services Agreement, dated May 1, 2015 (the “Agreement”); and

WHEREAS, pursuant to Section 12.1 of the Agreement, Great-West Funds and GWL&A desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and GWL&A agree as follows:

1.	Exhibit A of the Agreement is deleted in its entirety and replaced with the Exhibit A attached hereto and incorporated herein.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized at Greenwood Village, Colorado, on the day and year first written above.

GREAT-WEST FUNDS, INC.		GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ David G. McLeod	By:	/s/ Mary C. Maiers
Name:	David G. McLeod	Name:	Mary C. Maiers
Title:	SVP & Managing Director	Title:	Vice President

EXHIBIT A

FEES

Recordkeeping and Administrative Services Fees: Great-West Funds shall pay GWL&A a fee equal to 0.35% of the average daily net asset value of G, G1, Initial, L, T, and T1 class shares of each of the Funds listed below, excluding the Great-West SecureFoundation Balanced ETF, for which GWL&A provides services.

All fees shall be paid monthly in arrears. Each monthly fee shall be determined based on the average daily net asset value of the assets in the account during each month and each monthly fee will be independent of every other monthly fee.

CORE FUNDS	PROFILE FUNDS (CONTINUED)
Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile I Fund
Great-West Bond Index Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile I Fund
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Moderately Conservative Profile II Fund
Great-West International Index Fund	LIFETIME ASSET ALLOCATION FUNDS
Great-West Invesco Small Cap Value Fund	Great-West Lifetime 2015 Fund I
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2015 Fund II
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime 2015 Fund III
Great-West MFS International Growth Fund	Great-West Lifetime 2025 Fund I
Great-West MFS International Value Fund	Great-West Lifetime 2025 Fund II
Great West Money Market Fund	Great-West Lifetime 2025 Fund III
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime 2035 Fund I
Great-West Multi-Manager Small Cap Growth Fund	Great-West Lifetime 2035 Fund II
Great-West Putnam Equity Income Fund	Great-West Lifetime 2035 Fund III
Great-West Putnam High Yield Bond Fund	Great-West Lifetime 2045 Fund I
Great-West Real Estate Index Fund	Great-West Lifetime 2045 Fund II
Great-West S&P 500 Index Fund	Great-West Lifetime 2045 Fund III
Great-West S&P Mid Cap 400 Index Fund	Great-West Lifetime 2055 Fund I
Great-West S&P Small Cap 600 Index Fund	Great-West Lifetime 2055 Fund II
Great-West Short Duration Bond Fund	Great-West Lifetime 2055 Fund III
Great-West Stock Index Fund	SECUREFOUNDATION FUNDS
Great-West T. Rowe Price Equity Income Fund	Great-West SecureFoundation Balanced Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West SecureFoundation Lifetime 2015 Fund
Great-West Templeton Global Bond Fund	Great-West SecureFoundation Lifetime 2020 Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation Lifetime 2025 Fund
PROFILE FUNDS	Great-West SecureFoundation Lifetime 2030 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2035 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation Lifetime 2040 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation Lifetime 2045 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation Lifetime 2050 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation Lifetime 2055 Fund
Great-West Moderate Profile II Fund

AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT

This Amendment (this “Amendment”), effective April 29, 2016, is made to the Administrative Services Agreement by and between Great-West Funds, Inc. (“Great-West Funds”) and Great-West Life & Annuity Insurance Company (“GWL&A”).

WHEREAS, Great-West Funds and GWL&A are parties to an Administrative Services Agreement, dated May 1, 2015 (the “Agreement”); and

WHEREAS, pursuant to Section 12.1 of the Agreement, Great-West Funds and GWL&A desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, Great-West Funds and GWL&A agree as follows:

1.	Exhibit A of the Agreement is deleted in its entirety and replaced with the Exhibit A attached hereto and incorporated herein.

2.	In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

3.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.	Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized at Greenwood Village, Colorado, on the day and year first written above.

GREAT-WEST FUNDS, INC.		GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ David G. McLeod	By:	/s/ Mary C. Maiers
Name:	David G. McLeod	Name:	Mary C. Maiers
Title:	SVP & Managing Director	Title:	Vice President

EXHIBIT A

FEES

Recordkeeping and Administrative Services Fees: Great-West Funds shall pay GWL&A a fee equal to 0.35% of the average daily net asset value of G, G1, Initial, L, T, and T1 class shares of each of the Funds listed below, excluding the Great-West SecureFoundation Balanced ETF, for which GWL&A provides services.

All fees shall be paid monthly in arrears. Each monthly fee shall be determined based on the average daily net asset value of the assets in the account during each month and each monthly fee will be independent of every other monthly fee.

CORE FUNDS	PROFILE FUNDS (CONTINUED)
Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Moderately Conservative Profile I Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West Goldman Sachs Mid Cap Value Fund	LIFETIME ASSET ALLOCATION FUNDS
Great-West International Index Fund	Great-West Lifetime 2015 Fund
Great-West Invesco Small Cap Value Fund	Great-West Lifetime Conservative 2015 Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2020 Fund
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime Conservative 2020 Fund
Great-West MFS International Growth Fund	Great-West Lifetime 2025 Fund
Great-West MFS International Value Fund	Great-West Lifetime Conservative 2025 Fund
Great West Money Market Fund	Great-West Lifetime 2030 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime Conservative 2030 Fund
Great-West Multi-Manager Small Cap Growth Fund	Great-West Lifetime 2035 Fund
Great-West Putnam Equity Income Fund	Great-West Lifetime Conservative 2035 Fund
Great-West Putnam High Yield Bond Fund	Great-West Lifetime 2040 Fund
Great-West Real Estate Index Fund	Great-West Lifetime Conservative 2040 Fund
Great-West S&P 500 Index Fund	Great-West Lifetime 2045 Fund
Great-West S&P Mid Cap 400 Index Fund	Great-West Lifetime Conservative 2045 Fund
Great-West S&P Small Cap 600 Index Fund	Great-West Lifetime 2050 Fund
Great-West Short Duration Bond Fund	Great-West Lifetime Conservative 2050 Fund
Great-West Stock Index Fund	Great-West Lifetime 2055 Fund
Great-West T. Rowe Price Equity Income Fund	Great-West Lifetime Conservative 2055 Fund
Great-West T. Rowe Price Mid Cap Growth Fund	SECUREFOUNDATION FUNDS
Great-West Templeton Global Bond Fund	Great-West SecureFoundation Balanced Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation Lifetime 2015 Fund
PROFILE FUNDS	Great-West SecureFoundation Lifetime 2020 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2025 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation Lifetime 2030 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation Lifetime 2035 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation Lifetime 2040 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation Lifetime 2045 Fund
Great-West Moderate Profile II Fund	Great-West SecureFoundation Lifetime 2050 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2055 Fund